Filed Pursuant to Rule 497(e)

1940 Act File No. 811-21865

1933 Registration No. 333-132392

NAKOMA MUTUAL FUNDS

NAKOMA ABSOLUTE RETURN FUND

Supplement to Prospectus and Summary Prospectus dated September 24, 2010

On August 17, 2011, the Board of Trustees of Nakoma Mutual Funds (the “Trust”) approved the reorganization of the Nakoma Absolute Return Fund (the “Nakoma Fund”), a series of the Trust, into the Schooner Global Absolute Return Fund (the “Schooner Global Absolute Return Fund”), a series of Trust for Professional Managers (“TPM”).  The Board of Trustees of TPM approved the reorganization on August 30, 2011.

Nakoma Capital Management, LLC (“Nakoma”) serves as the investment adviser to the Nakoma Fund and Schooner Investment Group, LLC (“Schooner”) serves as the investment adviser to the Schooner Global Absolute Return Fund.  Both the Nakoma Fund and the Schooner Global Absolute Return Fund have an absolute return investment objective.

Under the terms of the Agreement and Plan of Reorganization approved by each Board of Trustees, shares held by Nakoma Fund shareholders will be exchanged for shares of the Schooner Global Absolute Return Fund at the closing of the reorganization.  At the same time assets held by, and liabilities of, the Nakoma Fund will be transferred to the Schooner Global Absolute Return Fund.  Shareholders may, however, purchase and redeem shares of the Nakoma Fund in the ordinary course until the last business day before the closing.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Schooner Global Absolute Return Fund received in connection with the reorganization.

As a result of the reorganization, each shareholder of the Nakoma Fund will become a shareholder of the Schooner Global Absolute Return Fund and will receive shares of the Schooner Global Absolute Return Fund of equal value to their shares in the Nakoma Fund.  It is expected that the reorganization will be treated as a tax-free reorganization for federal tax purposes.

Prior to the reorganization, which is expected to occur on or about November 4, 2011, Nakoma will continue to manage the Nakoma Fund in the ordinary course.

Shareholder approval is not required to effect the reorganization, but Nakoma Fund shareholders will receive an information statement/prospectus that provides information on the Schooner Global Absolute Return Fund and the terms of the reorganization.

Please retain this Supplement for future reference.

The date of this Supplement is August 31, 2011.